UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

December 22, 2014

UNITED CANNABIS CORPORATION
(Exact name of registrant as specified in charter)

Colorado
(State or other Jurisdiction of Incorporation or Organization)

000-54582	1600 Broadway, Suite 1600 Denver, CO 80202	26-1391338
(Commission File Number)	(Address of Principal Executive Offices and Zip Code)	(IRS Employer Identification Number)

(407) 432-2547
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 22, 2014, United Cannabis Corporation (the “Company”) executed a Promissory Note in the principal amount of $600,000 (the “Note”) payable to Sláinte Ventures, LLC (“Sláinte”) in exchange for $600,000.  The Note is unsecured and bears interest at a rate of 12% per annum, with interest payable on the maturity date of the Note.  Subject to certain mandatory prepayment provisions, the maturity date of the Note will be the earlier of December 17, 2015, and the date provided in the section of the Note containing the default provisions.

In the event of a default as defined in the Note, the unpaid amount will bear interest at 18% until such event of default is cured or waived.

The Note contains mandatory prepayment provisions requiring the Company to prepay the Note in certain circumstances including (i) any issuance equity; (ii) any sale, assignment or other distribution of any assets of the Company; or (iii) any issuance of debt.  The amount of the prepayment will be the lesser of the cash proceeds from such transaction and the unpaid balance of the Note at that time.  In addition, if there is a change of control as defined in the Note, the Company will be required to prepay the entire unpaid balance and all other amounts due under the Note.

The Note provides that Sláinte has the right to designate someone as an observer to the Board of Directors until the Note has been paid in full.  The Note also includes customary conditions, representations and warranties.

The foregoing description of the Note is not complete and is qualified in its entirety by reference to the full text of the Note, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

ITEM 2.03  CREATION OF A DIRECT FINANCIAL OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The disclosure set forth under Item 1.01 is incorporated by reference into this Item 2.03.

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES.

The disclosure set forth under Item 1.01 is incorporated by reference into this Item 3.02.

The offer and sale of the Note were made in reliance upon an exemption from the registration requirements pursuant to Section 4(a)(2) under the Securities Act of 1933, as amended.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d)

Exhibits.  The following exhibit is being filed herewith:

Exhibit Number	Description

10.1	Promissory Note, dated December 18, 2014, made by United Cannabis Corporation and payable to Sláinte Ventures, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED CANNABIS CORPORATION

Date:  January 6, 2015

By:

    /s/ Chad Ruby

Chad Ruby

Chief Operating Officer